UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2006
CAMBREX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10638 (Commission File Number)	22-2476135 (IRS Employer Identification No.)

One Meadowlands Plaza East Rutherford, NJ (Address of principal executive offices)		07073 (Zip Code)
Registrant’s telephone number, including area code: (201) 804-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition
     On October 30, 2006, Cambrex Corporation issued a press release announcing its financial results for the third quarter 2006. The Press Release is attached to this Form 8-K as Exhibit 99.1.
Item 8.01 Other Events
     On October 31, 2006, Cambrex Corporation issued a press release announcing its financial results for the third quarter 2006, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
     Such information referred to herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release issued by Cambrex Corporation dated October 30, 2006.
     Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

	By:	/s/ Luke M. Beshar

	Name:	Luke M. Beshar
	Title:	Executive Vice President Chief Financial Officer

Date: October 30, 2006

Exhibit Index

Exhibit
Number	Description
99.1	Press release issued by Cambrex Corporation dated October 30, 2006.